                                                                    EXHIBIT 99.2


                         TVN ENTERTAINMENT CORPORATION

                         NOTICE OF GUARANTEED DELIVERY

  This form or one substantially equivalent hereto must be used to accept the offer for all outstanding 14% Senior Notes due 2008 (the "Old Notes") of
TVN Entertainment Corporation (the "Company") in exchange for the Company's
14% Senior Notes due 2008 made pursuant to the prospectus, dated __________ ___, 1999 (the "Prospectus") and the related letter of transmittal (the "Letter of Transmittal"), if (i) certificates for Old Notes are not immediately available,
(ii) the Old Notes, the Letter of Transmittal and all other required documents cannot be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below on or prior to 5:00 P.M., New York City time, on the Expiration Date, or (iii) the procedures for delivery of the Old Notes through book-entry transfer into the Exchange Agent's account at The Depository Trust Company ("DTC") in accordance with DTC's Automated Tender Offer Program cannot be completed on a timely basis. See "The Exchange Offer--Procedures for Tendering" section in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus.

                             The Bank of New York

By Registered or Certified       Facsimile Transmission             By Hand/Overnight Delivery:
          Mail:                          Number:
                              (Eligible Institutions Only)              The Bank of New York
   The Bank of New York           Attn.: Theresa Gass                    101 Barclay Street
101 Barclay Street, Floor 7E     Reorganization Section           Corporate Trust Services Window
  New York, New York  10286         (212) 815-6339                         Ground Level
    Attn.: Theresa Gass          Confirm by Telephone:                New York, New York 10286
  Reorganization Section            (212) 815-5942                      Attn.: Theresa Gass
                                 For Information Call:                 Reorganization Section
                                    (212) 815-5942

  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes                  If Old Notes will be delivered by
Tendered:/1/                                   book-entry transfer into Exchange Agent's
                                               account with The Depository Trust Company,
                                               provide account number:

$                                              Account Number
  ---------------------------------------                     ------------------

Certificate Nos. (if available):

------------------------------------------

Total Principal Amount
Represented by Old Notes Certificate(s):

$
  ----------------------------------------

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  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
-------------------------------------------------------------------------------

-------------------------------

/1/ Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                               PLEASE SIGN HERE

X
  -----------------------------------              -----------------------------

X
  -----------------------------------              -----------------------------
    Signature(s) of Owner(s) or                    Date
    Authorized Signatory

Area Code and Telephone Number:
                                ---------------------------

  Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please print name(s) and address(es)

Name(s):
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             ------------------------------------------------------------------

             ------------------------------------------------------------------
Capacity:
             ------------------------------------------------------------------
Address(es):
             ------------------------------------------------------------------

             ------------------------------------------------------------------

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                                      -3-

                                   GUARANTEE

  The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that (i) the certificates representing the principal amount of Old Notes tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), any required signature guarantee and any other documents required by the Letter of Transmittal, or (ii) timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer; Delivery and Form" section of the Prospectus, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.



------------------------------------       ------------------------------------
        Name of Firm                             Authorized Signature


------------------------------------       ------------------------------------
          Address                                      Title

                                           Name:
------------------------------------             ------------------------------
          Zip Code                                 (Please Type or Print)

Area Code & Telephone No.                  Dated:
                          ---------              ------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                      -4-